Exhibit 10.1
EXECUTION VERSION
AMENDMENT AND CONSENT NO. 1 TO FOURTH AMENDED AND RESTATED
CREDIT AGREEMENT
          AMENDMENT AND CONSENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of May 4, 2009, among BASIC ENERGY SERVICES, INC., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors party hereto, the Lenders party hereto, UBS LOAN FINANCE LLC, as swingline lender (in such capacity, the “Swingline Lender”), UBS AG, STAMFORD BRANCH, as issuing bank (in such capacity, the “Issuing Bank”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties, the Issuing Bank and the Swingline Lender, and UBS Securities LLC, as sole lead arranger.
PRELIMINARY STATEMENTS
          (1) WHEREAS, Borrower is party to that certain Fourth Amended and Restated Credit Agreement dated as of February 6, 2007 (as amended, amended and restated, supplemented or otherwise modified up to the date hereof, the “Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement) among the Subsidiary Guarantors, the Lenders, the other financial institutions party thereto, the Issuing Bank, the Swingline Lender, the Administrative Agent and the Collateral Agent;
          (2) WHEREAS, Borrower has requested and certain Revolving Lenders (the “Extending Lenders”) have agreed to classify their Revolving Commitments as Tranche B Revolving Commitments resulting in the extension of the maturity date for such Revolving Commitments;
          (3) WHEREAS, the other Revolving Lenders (other than the Extending Lenders) will be deemed to have Tranche A Revolving Commitments;
          (4) WHEREAS, Borrower has requested that the Lenders agree to amend the Credit Agreement as set forth herein;
          (5) WHEREAS, the Lenders party hereto have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below;
          (6) WHEREAS, Borrower desires to organize two new Subsidiaries, Basic Energy Services International, LLC (“BES International”) and Basic Energy Services de Mexico, S. de R. L. (“BES Mexico”), for the purpose of conducting operations in Mexico as further described herein;
          (7) WHEREAS, the Lenders party hereto have consented, subject to the terms and conditions hereinafter set forth, to the creation of BES International and BES Mexico.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
          SECTION 1. Amendments to the Credit Agreement. The Credit Agreement is, effective as of the Amendment No. 1 to ARCA Effective Date (as defined herein) and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:
          (a) Section 1.01 is amended as follows:
               (i) The following definitions shall be added in appropriate alphabetical order to read as follows:
“Amendment No. 1 to ARCA” means Amendment No. 1 to this Agreement, dated as of May 4, 2009, among Borrower, the Subsidiary Guarantors, the Lenders party thereto, the Issuing Bank, the Swingline Lender, the Administrative Agent and the Collateral Agent.
“Amendment No. 1 to ARCA Effective Date” shall mean the date that Amendment No. 1 to ARCA becomes effective in accordance with Section 3 of Amendment No. 1 to ARCA.
“Defaulting Lender” shall mean any Revolving Lender, as reasonably determined by the Administrative Agent, that (a) has failed to fund any portion of its Loans or participations in Letters of Credit or Swingline Loans required to be funded by it hereunder within three Business Days of the date required to be funded by it hereunder, (b) has notified the Administrative Agent, the Issuing Bank, the Swingline Lender, any Lender and/or Borrower in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, where such intention not to comply under such other agreement is not the subject of a good faith dispute, (c) has failed, within three Business Days after request by the Administrative Agent, to comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans, (d) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (e) in the case of a Revolving Lender that has a Commitment, LC Exposure or Swingline Exposure outstanding at such time, shall take, or is the Subsidiary of any person that has taken, any action or be (or is) the subject of any action or proceeding of a type described in Section 8.01(g) or (h) (or any comparable proceeding initiated by a regulatory authority having jurisdiction over such Revolving Lender or such person).
“London Business Day” shall mean any day on which banks are generally open for dealings in dollar deposits in the London interbank market.

“Tranche A Revolving Commitment” shall mean, with respect to each Tranche A Revolving Lender, the commitment, if any, of such Revolving Lender to make Tranche A Revolving Loans hereunder up to the amount set forth on Schedule I to the Lender Addendum executed and delivered by such Revolving Lender, in the Assignment and Acceptance pursuant to which such Revolving Lender assumed its Tranche A Revolving Commitment or in Schedule 1 to the Confidential Lender Authorization executed and delivered by such Revolving Lender, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.07 and (b) reduced or increased from time to time pursuant to assignments by or to such Revolving Lender pursuant to Section 11.04.
“Tranche A Revolving Exposure” shall mean, with respect to any Tranche A Revolving Lender at any time, the aggregate principal amount at such time of all outstanding Tranche A Revolving Loans of such Revolving Lender, plus the aggregate amount at such time of such Revolving Lender’s LC Exposure, plus the aggregate amount at such time of such Revolving Lender’s Swingline Exposure.
“Tranche A Revolving Facility” shall mean, at any time, the aggregate amount of the Tranche A Revolving Lenders’ Tranche A Revolving Commitments.
“Tranche A Revolving Lender” shall mean a Revolving Lender with a Tranche A Revolving Commitment.
“Tranche A Revolving Loan” shall mean a loan made by a Tranche A Revolving Lender to Borrower pursuant to Section 2.01.
“Tranche A Revolving Maturity Date” shall mean December 15, 2010 or, if such day is not a Business Day, the immediately preceding Business Day.
“Tranche B Revolving Commitment” shall mean, with respect to each Tranche B Revolving Lender, the commitment, if any, of such Revolving Lender to make Tranche B Revolving Loans hereunder up to the amount set forth on Schedule I to the Lender Addendum executed and delivered by such Revolving Lender, in the Assignment and Acceptance pursuant to which such Revolving Lender assumed its Tranche B Revolving Commitment, in Schedule 1 to the Confidential Lender Authorization executed and delivered by such Revolving Lender or in an Increase Joinder pursuant to Section 2.22, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.07 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 11.04 or in an Increase Joinder pursuant to Section 2.22.
“Tranche B Revolving Exposure” shall mean, with respect to any Tranche B Revolving Lender at any time, the aggregate principal amount at such time of all outstanding Tranche B Revolving Loans of such Revolving Lender, plus the aggregate amount at such time of such Revolving Lender’s LC Exposure, plus the aggregate amount at such time of such Revolving Lender’s Swingline Exposure.

“Tranche B Revolving Facility” shall mean, at any time, the aggregate amount of the Tranche B Revolving Lenders’ Tranche B Revolving Commitments.
“Tranche B Revolving Lender” shall mean a Revolving Lender with a Tranche B Revolving Commitment (including any Tranche B Incremental Revolving Lender).
“Tranche B Revolving Loan” shall mean a loan made by a Tranche B Revolving Lender to Borrower pursuant to Section 2.01.
“Tranche B Revolving Maturity Date” shall mean January 31, 2012 or, if such day is not a Business Day, the immediately preceding Business Day.
“Tranche B Usage” has the meaning set forth in the definition of “Letter of Credit Expiration Date.”
               (ii) The definition of “Alternate Base Rate” is amended by:
     (A) deleting the phrase “rate per annum” and replacing it with the phrase “fluctuating rate per annum”,
     (B) deleting the word “greater” and replacing it with the word “greatest” in the first sentence of such definition,
     (C) deleting the word “and” at the end of clause (a) and inserting “,”, and
     (D) inserting, at the end of the first sentence of such definition, the phrase “and (c) the Adjusted LIBOR Rate for an Interest Period of one-month beginning on such day (or if such day is not a Business Day, on the immediately preceding Business Day) plus 100 basis points”.
               (iii) The definition of “Applicable Fee” is amended and restated in its entirety to read as follows:
““Applicable Fee” shall mean, for any day, with respect to (i) any Tranche A Revolving Commitment, the applicable percentage set forth in Annex I under the caption “Tranche A Applicable Fee” and (ii) any Tranche B Revolving Commitment, 1.00% per annum.”
               (iv) The definition of “Applicable Margin” is amended and restated in its entirety to read as follows:
““Applicable Margin” shall mean, for any day, with respect to (i) any Tranche A Revolving Loan, the applicable percentage set forth under the heading “Tranche A Revolving Commitments” of Annex I under the caption “Tranche A Revolving Loans” and (ii) any Tranche B Revolving Loan, (A) from the Amendment No. 1 to ARCA Effective Date until the six month anniversary of the Amendment No. 1 to ARCA Effective Date, the applicable percentage set forth under Level B2 un-

der the heading “Tranche B Revolving Commitments” of Annex I and (B) thereafter, the applicable percentage set forth under the heading “Tranche B Revolving Commitments” of Annex I under the caption “Tranche B Revolving Loans”.”
               (v) The definition of “Letter of Credit Expiration Date” is amended and restated in its entirety to read as follows:
““Letter of Credit Expiration Date” shall mean the date which is fifteen Business Days prior to the Tranche A Revolving Maturity Date; provided that the Letter of Credit Expiration Date with respect to any Letter of Credit will be the date which is fifteen Business Days prior to the Tranche B Revolving Maturity Date if (i) the date of issuance of such Letter of Credit is following the Tranche A Revolving Maturity Date or (ii) on the date of issuance of such Letter of Credit, the sum of (x) the face amount of such Letter of Credit plus (y) the aggregate LC Exposure in respect of all other Letters of Credit with expiration dates after the date which is fifteen Business Days prior to the Tranche A Revolving Maturity Date plus (z) the aggregate outstanding principal amount of Tranche B Revolving Loans (the sum of clauses (x), (y) and (z), the “Tranche B Usage”) does not exceed the aggregate amount of Tranche B Revolving Commitments on the date of issuance.”;
               (vi) The definition of “LIBOR Rate” is amended by:
          (A) inserting the word “London” before the two instances of the word “Business” in such definition,
          (B) inserting, between the first sentence and second sentence, the following sentence “Notwithstanding the foregoing, for purposes of clause (c) of the definition of Alternate Base Rate, the rates referred to above shall be the rates as of 11:00 a.m., London, England time, on the date of determination (rather than the second London Business Day preceding the date of determination).”, and
          (C) deleting the phrase “Page 3750 on the Telerate System Incorporated Service” and replacing it with the phrase “Reuters Screen LIBOR01 Page”.
               (vii) The definition of “Non-Cash Interest Expense” is amended by deleting the phrase “Revolving Maturity Date” and replacing it with the phrase “Tranche B Revolving Maturity Date”;
               (viii) The definition of “Revolving Availability Period” is amended and restated in its entirety to read as follows:
““Revolving Availability Period” shall mean (i) with respect to the Tranche A Revolving Facility, the period from and including the Closing Date to but excluding the earlier of the Business Day preceding the Tranche A Revolving Maturity Date and the date of termination of the Tranche A Revolving Commitments and (ii) with respect to the Tranche B Revolving Facility, the period from and including the Amendment No. 1 to ARCA Effective Date to but excluding the earlier of the Business Day preceding the Tranche B Revolving Maturity Date and the date of termination of the Tranche B Revolving Commitments.”;
               (ix) The definition of “Revolving Commitment” is amended and restated in its entirety to read as follows:
““Revolving Commitment” shall mean the Tranche A Revolving Commitments and the Tranche B Revolving Commitments.”;
               (x) The definition of “Revolving Exposure” is amended and restated in its entirety to read as follows:
““Revolving Exposure” shall mean (i) with respect to any Tranche A Revolving Lender, the Tranche A Revolving Exposure and (ii) with respect to any Tranche B Revolving Lender, the Tranche B Revolving Exposure.”;
               (xi) The definition of “Revolving Lender” is amended and restated in its entirety to read as follows:
““Revolving Lenders” shall mean the Tranche A Revolving Lenders and the Tranche B Revolving Lenders.”;
               (xii) The definition of “Revolving Loan” is amended and restated in its entirety to read as follows:
““Revolving Loans” shall mean the Tranche A Revolving Loans and the Tranche B Revolving Loans.”;
               (xiii) The definition of “Revolving Maturity Date” is amended and restated in its entirety to read as follows:
““Revolving Maturity Date” shall mean, as applicable, (i) with respect to the Tranche A Revolving Facility, the Tranche A Revolving Maturity Date and (ii) with respect to the Tranche B Revolving Facility, the Tranche B Revolving Maturity Date.”;
          (b) Section 2.01 is amended and restated in its entirety to read as follows:
“Section 2.01 Commitments. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each (i) Tranche A Revolving Lender agrees, severally and not jointly, to make loans (each a “Tranche A Revolving Loan”) to Borrower, at any time and from time to time on or after the Fourth Amendment and Restatement Effective Date until the earlier of the Business Day preceding the Tranche A Revolving Maturity Date and the termination of the Tranche A Revolving Commitment of such Revolving Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in such Lender’s Revolving Exposure exceeding such Lender’s Tranche A Revolving Commitment and (ii) Tranche B Revolving

Lender agrees, severally and not jointly, to make loans (each a “Tranche B Revolving Loan”) to Borrower, at any time and from time to time on or after the Amendment No. 1 to ARCA Effective Date until the earlier of the Business Day preceding the Tranche B Revolving Maturity Date and the termination of the Tranche B Revolving Commitment of such Revolving Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in such Revolving Lender’s Revolving Exposure exceeding such Revolving Lender’s Tranche B Revolving Commitment. Within the limits set forth in this Section 2.01 and subject to the terms, conditions and limitations set forth herein, Borrower may borrow, pay or prepay and reborrow Revolving Loans. No Borrowing may be made if after giving effect to such Borrowing Tranche B Usage would exceed the Tranche B Revolving Commitments.”
          (c) Section 2.02(a) is amended by inserting, after the word “Commitments” in the first sentence of such Section, the following:
“(for the avoidance of doubt, all Borrowings prior to the Tranche A Revolving Maturity Date shall be made, and deemed to be made, ratably between the Tranche A Revolving Facility and Tranche B Revolving Facility)”;
          (d) Section 2.02 is amended by inserting the following clauses (f) and (g) at the end thereof:
“(f) Any “Revolving Loans” outstanding on the Amendment No. 1 to ARCA Effective Date shall be continued as Revolving Loans hereunder; provided that after giving effect to Amendment No. 1 to ARCA, (x) each Tranche A Revolving Lender will be deemed to be holding such Loans as “Tranche A Revolving Loans” and (y) each Tranche B Revolving Lender will be deemed to be holding such Loans as “Tranche B Revolving Loans.”
(g) Following the Amendment No. 1 to ARCA Effective Date, with the consent of Borrower any Tranche A Revolving Lender may elect to have all (but not less than all) its Tranche A Revolving Commitment deemed to be a Tranche B Revolving Commitment on any date (each date, a “Designation Date”) prior to the Tranche A Revolving Maturity Date; provided that such Revolving Lender shall have provided written notice to Borrower and the Administrative Agent at least 10 Business Days’ prior to such Designation Date (or such shorter period as the Administrative Agent may agree in its discretion). Following a Designation Date, any Revolving Loans held by such Revolving Lender will be deemed to be “Tranche B Revolving Loans.”
(e) Section 2.04(a) is amended and restated in its entirety to read as follows:
“(a) Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Tranche A Revolving Lender, the then unpaid principal amount of each Tranche A Revolving Loan of such Lender on the Tranche A Revolving Maturity Date, (ii) to the Administrative Agent for the account of each

Tranche B Revolving Lender, the then unpaid principal amount of each Tranche B Revolving Loan of such Lender on the Tranche B Revolving Maturity Date and (iii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Tranche B Revolving Maturity Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swingline Loan is made; provided that on each date that a Revolving Borrowing is made, Borrower shall repay all Swingline Loans that were outstanding on the date such Borrowing was requested.”
(f) Section 2.05(a) is amended and restated in its entirety to read as follows:
“(a) Commitment Fee. Borrower shall pay to the Administrative Agent a commitment fee (a “Commitment Fee”) (i) for the account of each Tranche A Revolving Lender, ratably in proportion to their Tranche A Revolving Commitments, equal to the Applicable Fee per annum for Tranche A Revolving Commitments on the average daily unused amount of each Tranche A Revolving Commitment of such Lender during the period from and including the Closing Date to but excluding the date on which such Tranche A Revolving Commitment terminates and (ii) for the account of each Tranche B Revolving Lender, ratably in proportion to their Tranche B Revolving Commitments, equal to (x) during the period prior to and excluding the Amendment No. 1 to ARCA Effective Date, the Applicable Fee per annum for Tranche A Revolving Commitments and (y) during the period from and including the Amendment No. 1 to ARCA Effective Date to but excluding the date on which such Tranche B Revolving Commitment terminates, the Applicable Fee per annum for Tranche B Revolving Commitments, in each case, on the average daily unused amount of each Tranche B Revolving Commitment of such Lender. Accrued Commitment Fees shall be payable in arrears on (i) the last day of March, June, September and December of each year, (ii) with respect to Tranche A Revolving Commitments, the Tranche A Revolving Maturity Date and (iii) with respect to Tranche B Revolving Commitments, the Tranche B Revolving Maturity Date, in each case commencing on the first such date to occur after the date hereof. All Commitment Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing Commitment Fees with respect to Revolving Commitments, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure of such Lender shall be disregarded for such purpose).”;
(g) Section 2.05(c) is amended and restated in its entirety to read as follows:
“(c) LC and Fronting Fees. Borrower shall pay (i) to the Administrative Agent a participation fee (“LC Participation Fee”) for the account of each (A) Tranche A Revolving Lender with respect to its participations in Letters of Credit, which shall accrue at a rate equal to the Applicable Margin for Tranche A Revolving Loans from time to time used to determine the interest rate on Eurodollar Re-

volving Loans pursuant to Section 2.06 on the average daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to Reimbursement Obligations) during the period from and including the Closing Date to but excluding the later of the date on which such Lender’s Tranche A Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure and (B) Tranche B Revolving Lender with respect to its participations in Letters of Credit, which shall accrue at a rate equal to the Applicable Margin for Tranche B Revolving Loans from time to time used to determine the interest rate on Eurodollar Revolving Loans pursuant to Section 2.06 on the average daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to Reimbursement Obligations) during the period from and including the Closing Date to but excluding the later of the date on which such Lender’s Tranche B Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure and (ii) to the Issuing Bank a fronting fee (“Fronting Fee”), which shall accrue at the rate of 0.125% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to Reimbursement Obligations) during the period from and including the Closing Date to but excluding the later of the date of termination of the Tranche B Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. LC Participation Fees and Fronting Fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Closing Date; provided that all such fees shall be payable on the dates on which (x) the Tranche A Revolving Commitments terminate and (y) the Tranche B Revolving Commitments terminate and any such fees accruing after the date on which the Tranche B Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All LC Participation Fees and Fronting Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).”;
(h) Section 2.06 is amended as follows:
               (i) Section 2.06(d) is amended by deleting the phrase “Revolving Commitments” and replacing it with the phrase “Tranche A Revolving Commitments or Tranche B Revolving Commitments, as applicable,”
               (ii) Section 2.06(d) is amended by deleting the phrase “Revolving Availability Period” and replacing it with the phrase “applicable Revolving Availability Period”;
          (i) Section 2.07(a) is amended and restated in its entirety to read as follows:
“(a) The Original Revolving Commitments terminated on the Fourth Amendment and Restatement Effective Date. The Tranche A Revolving Commitments

shall automatically terminate on the Tranche A Revolving Maturity Date. The Tranche B Revolving Commitments and the Swingline Commitment shall automatically terminate on the Tranche B Revolving Maturity Date and the LC Commitment shall automatically terminate on the date that is fifteen Business Days prior to the Tranche B Revolving Maturity Date.”;
          (j) Section 2.11 is amended by deleting clauses (i) and (ii) of such section and replacing them with the following clauses:
“(i) any Eurodollar Revolving Borrowing requested to be made on the first day of such Interest Period shall be made as an ABR Revolving Loan, (ii) any Borrowing that were to have been converted on the first day of such Interest Period to a Eurodollar Revolving Borrowing shall be continued as an ABR Revolving Loan and (iii) any outstanding Eurodollar Revolving Borrowing shall be converted, on the last day of the then-current Interest Period, to an ABR Revolving Loan.”;
          (k) Section 2.14(e) is deleted in its entirety;
          (l) Section 2.17(a) is amended by deleting the phrase “during the Revolving Availability Period” and replacing it with the phrase “until the Tranche B Revolving Maturity Date”;
          (m) Section 2.18(a) is amended by deleting the phrase “during the Revolving Availability Period” and replacing it with the phrase “until the Tranche B Revolving Maturity Date”;
          (n) Section 2.18(b)(iii) is amended by deleting the phrase “15 days prior to the Revolving Maturity Date” and replacing it with the phrase “of the Letter of Credit Expiration Date”;
          (o) Section 2.18(d) is amended by inserting, immediately following the last sentence of such Section, the following:
“For the avoidance of doubt, upon the Tranche A Revolving Maturity Date, the aggregate amount of participations in Letters of Credit held by Tranche A Revolving Lenders shall be deemed to be reallocated to the Tranche B Revolving Lenders so that participation of the Tranche B Revolving Lenders in outstanding Letters of Credit shall be in proportion to their respective Tranche B Revolving Commitments; provided, however, there shall be no such reallocation of participations in Letters to Credit to Tranche B Revolving Lenders in the event the maturity of the Loans has been accelerated on or prior to the Tranche A Revolving Maturity Date.”;
          (p) Section 2.18(h) is amended by deleting the phrase “but excluding the date that Borrower reimburses such LC Disbursement, at the rate per annum set forth in Section 2.06(c)” and replacing it with the phrase “and including the date that Borrower is required to reimburse such LC Disbursement under the first paragraph of Section 2.18(e), at the interest rate then in effect for ABR Revolving Loans, and thereafter, at the rate per annum determined pur-

suant to Section 2.06(c) until (but excluding) the date that Borrower reimburses such LC Disbursement”;
          (q) Section 2.18(k) is amended by deleting the second sentence and replacing it with the sentences “Any Revolving Lender designated as an issuing bank pursuant to this paragraph (k) shall have all the rights and obligations of the Issuing Bank under the Loan Documents with respect to Letters of Credit issued or to be issued by it, and all references in the Loan Documents to the term “Issuing Bank” shall, with respect to such Letters of Credit, be deemed to refer to such Revolving Lender in its capacity as the Issuing Bank, as the context shall require. The Administrative Agent shall notify the Lenders of any such additional Issuing Bank. If at any time there is more than one Issuing Bank hereunder, Borrower may, in its discretion, select which Issuing Bank is to issue any particular Letter of Credit.”;
          (r) Section 2.19 is amended and restated in its entirety to read as follows:
          ”SECTION 2.19 Defaulting Lenders.
          Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
(a) if any LC Exposure exists at the time a Lender becomes a Defaulting Lender, then Borrower shall within one Business Day following notice by the Administrative Agent (A) cash collateralize such Defaulting Lender’s LC Exposure in accordance with the procedures set forth in Section 2.18(i) for so long as such LC Exposure is outstanding, or (B) enter into arrangements satisfactory to the Administrative Agent, the Issuing Bank, the Swingline Lender and the Borrower;
(b) so long as any Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure will be cash collateralized in accordance with Section 2.19(a) (or such other arrangements as are satisfactory to the Administrative Agent, the Issuing Bank, the Swingline Lender and the Borrower).
The rights and remedies against a Defaulting Lender under this Section 2.19 are in addition to other rights and remedies that Borrower, the Administrative Agent, the Issuing Bank, the Swingline Lender and the non-Defaulting Lenders may have against such Defaulting Lender. The arrangements permitted or required by this Section 2.19 shall be permitted under this Agreement, notwithstanding any limitation on Liens or otherwise.”;
          (s) Section 2.22(a) is amended and restated in its entirety to read as follows:
“(a) At any time, Borrower may by written notice to the Administrative Agent and without the consent of the other Lenders hereunder request increases to the existing Tranche B Revolving Commitments (any such increase, an “Incremental

Revolving Commitment”). Each Incremental Revolving Commitment shall be in a minimum amount of at least $5.0 million and the aggregate amount of all Incremental Revolving Commitments shall not exceed $100.0 million (which amount shall be increased immediately following the Tranche A Revolving Maturity Date by an amount equal to the Tranche A Revolving Commitments in effect immediately prior to the Tranche A Revolving Maturity Date). Such notice shall specify the date (an “Increased Amount Date”) on which Borrower proposes that the Incremental Revolving Commitments be made available, which shall be a date not less than 5 Business Days after the date on which such notice is delivered to the Administrative Agent, and the amount of the Incremental Revolving Commitments. The Administrative Agent shall notify Borrower in writing of the identity of each Lender or other financial institution reasonably acceptable to the Administrative Agent and Borrower (each, a “Incremental Revolving Lender”) to whom the Incremental Revolving Commitments have been allocated and the amounts of such allocations; provided that any Lender approached to provide all or a portion of the Incremental Revolving Commitments may elect or decline, in its sole discretion, to provide an Incremental Revolving Commitment. Such Incremental Revolving Commitments shall become effective as of such Increased Amount Date; provided that (1) no Default or Event of Default has occurred and is continuing or would result after giving effect to the making of such Incremental Revolving Commitments and Revolving Loans or the application of the proceeds therefrom, (2) such increase in the Commitments shall be evidenced by one or more joinder agreements (the “Increase Joinder”) executed by Borrower, the Administrative Agent and each Lender making such Incremental Revolving Commitment, in form and substance satisfactory to each of them. The Increase Joinder may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.22, and each shall be recorded in the register, each of which shall be subject to the requirements set forth in Section 2.15(e). All terms and conditions of any Tranche B Revolving Loans or other Obligations relating to Incremental Revolving Commitments shall be on the same terms and conditions as those applicable to Tranche B Revolving Commitments, Tranche B Revolving Loans and other Obligations under this Agreement. In addition, unless otherwise specifically provided herein, all references in Loan Documents to Revolving Loans and Tranche B Revolving Loans shall be deemed, unless the context otherwise requires, to include references to Revolving Loans and Tranche B Revolving Loans, respectively, made pursuant to Incremental Revolving Commitments, made pursuant to this Agreement.”;
          (t) Section 2.22(b) is amended and restated in its entirety to read as follows:
“(b) On any Increased Amount Date on which Incremental Revolving Commitments are effected, subject to the satisfaction of the foregoing terms and conditions, (i) each of the existing Tranche B Revolving Lenders shall assign to each of the Incremental Revolving Lenders, and each of the Incremental Revolving Lenders shall purchase from each of the existing Tranche B Revolving Lenders, at the principal amount thereof, such interests in the outstanding Tranche B Revolving Loans and participations in Letters of Credit and Swingline Loans outstanding on such Increased Amount Date that will result in, after giving effect to all such assignments and purchases, such Tranche B Revolving Loans and participations in Letters of Credit and Swingline Loans being held by existing Tranche B Revolving Lenders and Incremental Revolving Lenders ratably in accordance with their Tranche B Revolving Commitments after giving effect to the addition of such Incremental Revolving Commitments to the Tranche B Revolving Commitments, (ii) each Incremental Revolving Commitment shall be deemed for all purposes a Revolving Commitment and each Loan made thereunder shall be deemed, for all purposes, a Revolving Loan and have the same terms as any existing Revolving Loan and (iv) each Incremental Revolving Lender shall become a Lender with respect to the Revolving Commitments and all matters relating thereto. Borrower shall make any payments required pursuant to Section 2.13 in connection with any adjustment of Revolving Loans pursuant to this Section 2.22(b). Assignments made to effect this Section 2.22(b) shall be made in accordance with Section 11.04.”;
          (u) Section 6.04 is amended as follows:
               (i) deleting “and” and the end of clause (k);
               (ii) deleting the period at the end of clause (l) and replacing it with “; and”; and
               (iii) inserting the following clause (m):
“(m) Borrower and the Subsidiaries may make Investments from time to time, so long as (x) no (A) Event of Default exists or (B) (on a Pro Forma Basis after giving effect to the making of such Investments) Default would result therefrom at the time of making thereof and (y) the aggregate amount of such Investments and the aggregate amount of prepayments, retirements, redemptions, purchases, defeasances and exchanges of Senior Notes, any refinancing thereof permitted pursuant to Section 6.01 or any other unsecured Indebtedness incurred under Section 6.01 in each case pursuant to clause (4) of the parenthetical in Section 6.09(i) does not exceed $50.0 million in the aggregate.”
               (v) Section 6.08(a) is amended and restated in its entirety to read as follows:
“(a) Maximum Leverage Ratio. Permit the Leverage Ratio, as of the last day of any Test Period ending during any period set forth in the table below, to exceed the ratio set forth opposite such period in the table below:

Leverage Ratio
April 1, 2007 to, but not including, Amendment No. 1 to ARCA Effective Date	3.25 to 1.00
Amendment No. 1 to ARCA Effective Date and thereafter	3.75 to 1.00

          (w) Section 6.09(i) is amended by deleting, within the parenthetical of such clause, the word “and” and replacing it with “,” and inserting, after the last word of such parenthetical, the phrase “and (4) so long as no (x) Event of Default exists or (y) (on a Pro Forma Basis after giving effect to such prepayment, retirement, redemption, purchase, defeasance or exchange) Default would result therefrom at the time of such prepayment, retirement, redemption, purchase, defeasance or exchange, Borrower may prepay, retire, redeem, purchase, defease or exchange the Senior Notes, any refinancing thereof permitted pursuant to Section 6.01 or any other unsecured Indebtedness incurred under Section 6.01 as long as the aggregate consideration paid by Borrower pursuant to this clause (4) and the aggregate Investments pursuant to Section 6.04(m) does not exceed $50.0 million in the aggregate; provided that such prepayment, retirement, redemption, purchase, defeasance or exchange of Indebtedness pursuant to this clause (4) shall be made at a discount to the par value of such Indebtedness”;
          (x) Annex I to the Credit Agreement is replaced in its entirety with Annex I to this Amendment;
          (y) Exhibit B to the Credit Agreement is replaced in its entirety with Exhibit B to this Amendment;
          (z) Exhibit G-4 to the Credit Agreement is replaced in its entirety with Exhibit G-4 to this Amendment;
          (aa) Exhibit G-5 to the Credit Agreement is replaced in its entirety with Exhibit G-5 to this Amendment; and
          (bb) Exhibit P to the Credit Agreement is replaced in its entirety with Exhibit P to this Amendment.
          SECTION 2. Consent to Creation of New Subsidiaries.
          (a) The Company has informed the Lenders that it desires to organize two new Subsidiaries for the purpose of conducting operations in Mexico. The first Subsidiary, BES International, will be a Delaware limited liability company wholly-owned by Borrower. Borrower agrees that BES International’s sole purpose now and in the future will be to hold the capital stock of BES Mexico and any additional Foreign Subsidiaries that may be created from time to time in the future, and to conduct, transact or otherwise engage in activities incidental thereto. The initial business purpose of BES Mexico will be to bid on and win contracts to perform oil field services in Mexico, including for Petroleos de Mexico, its contractors and subcontractors. BES Mexico will perform these services either directly or through joint ventures to be organized in compliance with the Credit Agreement.
          (b) The Required Lenders hereby consent to the creation of BES International and BES Mexico, notwithstanding Section 6.12 of the Credit Agreement; it being understood that (i) neither such company shall be a Subsidiary Guarantor under the Credit Agreement nor shall any stock of BES Mexico be pledged to the Collateral Agent for the benefit of the Lenders pursuant to the exception set forth in Section 5.11(b) and (ii) any Investments in, and other trans-

actions with, such parties shall be permitted as Investments in, or transactions with, parties that are not Loan Parties otherwise permitted by the Credit Agreement. Within thirty (30) days after BES International becomes a Wholly Owned Subsidiary of Borrower, Borrower shall deliver to the Collateral Agent (i) the certificates, if any, representing 100% of the Equity Interest of BES International, together with undated stock powers or other appropriate instruments of transfer executed and delivered in blank by a duly authorized officer of Borrower and (ii) all intercompany notes owing from BES International to any Loan Party together with instruments of transfer executed and delivered in blank by a duly authorized officer of such Loan Party.
          SECTION 3. Register. On the Amendment No. 1 to ARCA Effective Date, the Administrative Agent shall record in the Register maintained by the Administrative Agent pursuant to Section 11.04(c) of the Credit Agreement the relevant information with respect to each Revolving Lender as set forth in Section 2.02(f) of the Credit Agreement.
          SECTION 4. Conditions to Effectiveness. This Amendment shall become effective when, and only when, and as of the date (the “Amendment No. 1 to ARCA Effective Date”) on which (a) the Administrative Agent shall have received counterparts of this Amendment executed by Borrower, each of the Subsidiary Guarantors, the Issuing Bank, the Swingline Lender and the Required Lenders or, as to any of the Required Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, (b) the Administrative Agent shall have received all fees due and payable in connection with this Amendment and the Administrative Agent shall have received payment of all fees and expenses of the Administrative Agent (including the fees and expenses of Cahill Gordon & Reindel llp counsel to the Administrative Agent), (c) Borrower shall have paid a consent fee to the Administrative Agent, for the ratable account of each Extending Lender, equal to 1.25% of the aggregate amount of Revolving Commitments of such Extending Lender in existence immediately prior to the Amendment No. 1 to ARCA Effective Date, to those Extending Lenders that have delivered executed consents to this Amendment not later than the later of (i) 5:00 p.m. (New York City time) on April 27, 2009 and (ii) when the Administrative Agent has received executed consents to this Amendment from the Required Lenders, (d) the Administrative Agent shall have received a favorable opinion of Andrews Kurth LLP, counsel to Borrower, in form and substance reasonably satisfactory to the Administrative Agent and (e) the Administrative Agent shall have received a certificate signed by a duly authorized officer of Borrower dated the Amendment No. 1 to ARCA Effective Date, to the effect that, after giving effect to this Amendment: (i) the representations and warranties contained in each of the Loan Documents are true and correct in all material respects on and as of Amendment No. 1 to ARCA Effective Date as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date); and (ii) no Default or Event of Default has occurred and is continuing.
          SECTION 5. Representations and Warranties. Borrower represents and warrants as follows:
          (a) The representations and warranties contained in each of the Loan Documents are true and correct in all material respects on and as of the date of this Amendment as if made on and as of such date (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
          (b) The execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party’s corporate or other organizational powers, have been duly authorized by all necessary corporate or other organizational action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation (or certificate of formation, as applicable) or by-laws (or other organizational documents, as applicable) of such Loan Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon Borrower or any of its Subsidiaries.
          (c) No Default or Event of Default has occurred and is continuing on the date hereof.
          SECTION 6. Reference to and Effect on the Loan Documents. (a) On and after the Amendment No. 1 to ARCA Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by this Amendment.
          (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Administrative Agent or the Collateral Agent, nor constitute an amendment or waiver of any provision of the Credit Agreement or the other Loan Documents.
          SECTION 7. Affirmation of Subsidiary Guarantors. Each Subsidiary Guarantor hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Subsidiary Guarantor contained in Article VII of the Credit Agreement, as amended hereby, or in any other Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in Article VII of the Credit Agreement and in each of the other Loan Documents to “the Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended or otherwise modified by this Amendment.
          SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF

NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
          SECTION 9. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
          SECTION 10. Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopier, PDF, tif or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 11. Costs and Expenses. Borrower hereby agrees to pay all reasonable costs and expenses associated with the preparation, execution, delivery, administration, and enforcement of this Amendment, including, without limitation, the fees and expenses of the Administrative Agent’s counsel and other out-of-pocket expenses related hereto.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BASIC ENERGY SERVICES, INC., as Borrower
By:	/s/ Alan Krenek
	Name:	Alan Krenek
	Title:	Sr Vice President, CFO, and Treasurer

SUBSIDIARY GUARANTORS: FIRST ENERGY SERVICES COMPANY, as a Subsidiary Guarantor
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

BASIC ENERGY SERVICES, L.P., as a Subsidiary Guarantor
By:	BASIC ENERGY SERVICES GP, LLC, its General Partner

By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

BASIC ENERGY SERVICES GP, LLC, as a Subsidiary Guarantor
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

BASIC ENERGY SERVICES LP, LLC, as a Subsidiary Guarantor
By:	/s/ Jerry Tufly
	Name:	Jerry Tufly
	Title:	Sole Manager

BASIC ESA, INC., as a Subsidiary Guarantor
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

BASIC MARINE SERVICES, INC., as a Subsidiary Guarantor
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

OILWELL FRACTURING SERVICES, INC., as a Subsidiary Guarantor
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

JS ACQUISITION, LLC, as a Subsidiary Guarantor
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

ACID SERVICES, LLC, as a Subsidiary Guarantor
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

JETSTAR HOLDINGS, INC., as a Subsidiary Guarantor
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

JETSTAR ENERGY SERVICES, INC., as a Subsidiary Guarantor
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

SLEDGE DRILLING CORP., as a Subsidiary Guarantor
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

WILDHORSE SERVICES, INC., as a Subsidiary Guarantor
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

PERMIAN PLAZA, LLC, as a Subsidiary Guarantor
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

XTERRA FISHING & RENTAL TOOLS CO., as a Subsidiary Guarantor
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

LEBUS OIL FIELD SERVICE CO., as a Subsidiary Guarantor
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

GLOBE WELL SERVICE, INC., as a Subsidiary Guarantor
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

SCH DISPOSAL, L.L.C., as a Subsidiary Guarantor
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

HENNESSEY RENTAL TOOLS, INC., as a Subsidiary Guarantor
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

CHAPARRAL SERVICE, INC., as a Subsidiary Guarantor
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

AGENTS: UBS AG, STAMFORD BRANCH, as Issuing Bank, Administrative Agent and Collateral Agent
By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director Banking Products Services, US

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director Banking Products Services, US

UBS LOAN FINANCE LLC, as a Lender and Swingline Lender
By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director Banking Products Services, US

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director Banking Products Services, US

THE UNDERSIGNED HEREBY CONSENTS to this amendment and consent.

as a Lender
By:
Name:
Title:

THE UNDERSIGNED HEREBY CONSENTS to its Revolving Commitment being deemed to be a Tranche B Revolving Commitment. as a Lender
By:
Name:
Title:

EXECUTION VERSION
Annex I
Applicable Margin
Tranche A Revolving Commitments:

	Tranche A
Applicable	Revolving Loans		Tranche A
Leverage Ratio	Eurodollar	ABR	Applicable Fee
Level A1 < 2.0:1.0	1.25%	0.25%	0.375%
Level A2 > 2.0:1.0	1.50%	0.50%	0.375%
Tranche B Revolving Commitments:

	Tranche B
Applicable	Revolving Loans
Leverage Ratio	Eurodollar	ABR
Level B1 < 2.0:1.0	3.50%	2.50%
2.0:1.0 < Level B2 < 3.0:1.0	4.00%	3.00%
Level B3 > 3.0:1.0	4.50%	3.50%
          Each change in the Applicable Margin with respect to Tranche A Revolving Commitments or Tranche B Revolving Commitments, as applicable, resulting from a change in the Leverage Ratio shall be effective with respect to such Loans and Letters of Credit outstanding under such Commitments on and after the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.01(a) or (b) and Section 5.01(d), respectively, indicating such change until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change.
          Notwithstanding the foregoing the Leverage Ratio shall be deemed to be in (A) Level A2 with respect to Tranche A Revolving Loans and Level B3 with respect to Tranche B Revolving Loans at any time (i) during which Borrower has failed to deliver the financial statements and certificates required by Section 5.01(a) or (b) and Section 5.01(d), respectively, and (ii) during the existence of an Event of Default and (B) Level B2 with respect to Tranche B Revolving Loans during the period from the Amendment No. 1 to ARCA Effective Date through the six month anniversary of the Amendment No. 1 to ARCA Effective Date.

EXHIBIT B
[Form of]
ASSIGNMENT AND ACCEPTANCE
          Reference is made to the Fourth Amended and Restated Credit Agreement, dated as of October 3, 2003, amended and restated as of November 17, 2003, December 21, 2004, December 15, 2005 and February 6, 2007, and as further amended on May 4, 2009 (as may be amended, amended and restated, supplemented or otherwise modified, the “Credit Agreement”), among BASIC ENERGY SERVICES, INC., a Delaware corporation (“Borrower”), the Subsidiary Guarantors party thereto, the Lenders, UBS LOAN FINANCE LLC, as swingline lender (in such capacity, “Swingline Lender”) and as a Lender, BANK OF AMERICA, N.A., as syndication agent (in such capacity, “Syndication Agent”), CAPITAL ONE, NATIONAL ASSOCIATION (as successor in interest to Hibernia National Bank), as a documentation agent (in such capacity, a “Documentation Agent”), BNP PARIBAS, as a documentation agent (in such capacity, a “Documentation Agent”), and UBS AG, STAMFORD BRANCH, as issuing bank (in such capacity, “Issuing Bank”), as administrative agent (in such capacity, “Administrative Agent”) for the Lenders, and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties and the Issuing Bank. Capitalized terms used and not defined herein are used with the meanings assigned to such terms in the Credit Agreement.
WITNESSETH:
          1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Closing Date set forth below (but not prior to the registration of the information contained herein in the Register pursuant to Section 11.04(c) of the Credit Agreement), the interests set forth below (the “Assigned Interest”) in the Assignor’s rights and obligations under the Credit Agreement and the other Loan Documents, including, without limitation, the Swingline Commitment, the Tranche A Revolving Commitment, the Tranche B Revolving Commitment, Swingline Loans, Tranche A Revolving Loans, Tranche B Revolving Loans and participations held by the Assignor in Letters of Credit which are outstanding on the Closing Date set forth below. From and after the Closing Date set forth below (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Loan Documents and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.
          2. The Assignor (i) warrants that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim and that its Commitment, and the outstanding balances of its Tranche A Revolving Loans or Tranche B Revolving Loans, as applicable, without giving effect to assignments thereof which have not become effective, are as set forth in this Assignment and Acceptance; (ii) except as set forth in (i) above, the Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, or the financial condition of Borrower or any Subsidiary Guarantor or the performance or observance by Borrower or any Subsidiary Guarantor of any of their respective obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto.
          3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent, the Collateral Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent and the Collateral Agent, respectively, by the terms thereof, together with such powers as are incidental thereto; and (v) agrees that it will be bound by the provisions of the Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
          4. This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) if the Assignee is a Foreign Lender, the forms specified in Section 2.15(e) of the Credit Agreement, duly completed and executed by such Assignee; (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form of Exhibit A to the Credit Agreement; and (iii) a processing and recordation fee of $3,500.
          5. This Assignment and Acceptance shall be construed in accordance with and governed by the law of the State of New York.
          6. Date of Assignment:
          7. Legal Name of Assignor:
          8. Legal Name of Assignee:
          9. Assignee’s Address for Notices:

          10. Closing Date of Assignment (may not be fewer than five (5) Business Days after the Date of Assignment unless the Administrative Agent shall otherwise agree):
          11. Percentage Assigned of Applicable Loan/Commitment:

Percentage Assigned of
Applicable Loan/Commitment
(set forth, to at least 8 decimals,
as a percentage of the Loan and
	Principal Amount	the aggregate Commitments of
Loan/Commitment	Assigned	all Lenders thereunder)

Tranche A Revolving Loans	$	%
Tranche B Revolving Loans	$	%
Letters of Credit	$	%
Swingline Loans	$	%
[Signature Page Follows]

The terms set forth above are hereby agreed to: [ ], as Assignor
By:
Name:
Title:

[ ], as Assignee
By:
Name:
Title:

Accepted:*

BASIC ENERGY SERVICES, INC., as Borrower
By:
Name:
Title:

UBS AG, STAMFORD BRANCH, as Administrative Agent, Issuing Bank and Collateral Agent
By:
Name:
Title:

By:
Name:
Title:

UBS LOAN FINANCE LLC, as Swingline Lender and a Lender
By:
Name:
Title:

By:
Name:
Title:

*	To be completed to the extent consent is required under Section 11.04(b) of the Credit Agreement.

EXHIBIT G-4
[Form of]
[TRANCHE A] [TRANCHE B] REVOLVING NOTE

$	New York, New York ,
          FOR VALUE RECEIVED, the undersigned BASIC ENERGY SERVICES, INC., a Delaware corporation (“Borrower”), promises to pay to the order of [LENDER] (the “Lender”) on the [Tranche A] [Tranche B] Revolving Maturity Date, in lawful money of the United States and in immediately available funds, the principal amount of the lesser of (a) [                    ] ($[                    ]) and (b) the aggregate unpaid principal amount of all [Tranche A] [Tranche B] Revolving Loans of the Lender outstanding under the Credit Agreement. Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof at the rates, and on the dates, specified in Section 2.06 of the Credit Agreement.
          The holder of this Note may endorse and attach a schedule to reflect the date, Type and amount of each [Tranche A] [Tranche B] Revolving Loan of the Lender outstanding under the Credit Agreement, the date and amount of each payment or prepayment of principal hereof, and the date of each interest rate conversion or continuation pursuant to Section 2.08 of the Credit Agreement and the principal amount subject thereto; provided that the failure of the Lender to make any such recordation (or any error in such recordation) shall not affect the obligations of Borrower hereunder or under the Credit Agreement.
          This Note is one of the Notes referred to in the Fourth Amended and Restated Credit Agreement (the “Credit Agreement”) dated as of February 6, 2007, as amended from time to time, among Borrower, the Subsidiary Guarantors, the Lenders party thereto, UBS LOAN FINANCE LLC, as Swingline Lender and as a Lender, BANK OF AMERICA, N.A., as Syndication Agent, CAPITAL ONE, NATIONAL ASSOCIATION (as successor in interest to Hibernia National Bank), as a Documentation Agent, BNP PARIBAS, as a Documentation Agent and UBS AG, STAMFORD BRANCH, as Issuing Bank, as Administrative Agent for the Lenders and as Collateral Agent for the Secured Parties and the Issuing Bank. Capitalized terms used and not defined herein are used with the meanings assigned to such terms in the Credit Agreement unless otherwise defined herein or unless the context otherwise requires.
          This Note is secured and guaranteed as provided in the Credit Agreement and the Security Documents. Reference is hereby made to the Credit Agreement and the Security Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and guarantees, the terms and conditions upon which the security interest and each guarantee was granted and the rights of the holder of this Note in respect thereof.

G-4-1

          Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.
          All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.
          THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.
          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
[Signature Page Follows]

G-4-2

BASIC ENERGY SERVICES, INC., as Borrower
By:
Name:
Title:

G-4-3

EXHIBIT G-5
[Form of]
SWINGLINE NOTE

$	New York, New York ,
          FOR VALUE RECEIVED, the undersigned BASIC ENERGY SERVICES, INC., a Delaware corporation (“Borrower”), promises to pay to the order of [LENDER] (the “Lender”) on the Tranche B Revolving Maturity Date, in lawful money of the United States and in immediately available funds, the principal amount of the lesser of (a) [                    ] ($[                    ]) and (b) the aggregate unpaid principal amount of all Swingline Loans made by the Lender pursuant to Section 2.17 of the Credit Agreement. Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof at the rates, and on the dates, specified in Section 2.06 of the Credit Agreement.
          The holder of this Note may endorse and attach a schedule to reflect the date, Type and amount of each Swingline Loan and the date and amount of each payment or prepayment of principal thereof; provided that the failure of the Lender to make any such recordation (or any error in such recordation) shall not affect the obligations of Borrower hereunder or under the Credit Agreement.
          This Note is one of the Notes referred to in the Fourth Amended and Restated Credit Agreement (the “Credit Agreement”) dated as of February 6, 2007, and as amended from time to time, among Borrower, the Subsidiary Guarantors, the Lenders party thereto, UBS LOAN FINANCE LLC, as Swingline Lender and as a Lender, BANK OF AMERICA, N.A., as Syndication Agent, CAPITAL ONE, NATIONAL ASSOCIATION (as successor in interest to Hibernia National Bank), as a Documentation Agent, BNP PARIBAS, as a Documentation Agent, and UBS AG, STAMFORD BRANCH, as Issuing Bank, as Administrative Agent for the Lenders and as Collateral Agent for the Secured Parties and the Issuing Bank. Capitalized terms used and not defined herein are used with the meanings assigned to such terms in the Credit Agreement unless otherwise defined herein or unless the context otherwise requires.
          This Note is secured and guaranteed as provided in the Credit Agreement and the Security Documents. Reference is hereby made to the Credit Agreement and the Security Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and guarantees, the terms and conditions upon which the security interest and each guarantee was granted and the rights of the holder of this Note in respect thereof.

G-5-1

          Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.
          All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.
          THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.
          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
[Signature Page Follows]

G-5-2

BASIC ENERGY SERVICES, INC., as Borrower
By:
Name:
Title:

G-5-3

EXHIBIT P
[Form of]
CONFIDENTIAL LENDER AUTHORIZATION
          Reference is made to the Fourth Amended and Restated Credit Agreement, dated as of October 3, 2003, amended and restated as of November 17, 2003, December 21, 2004, December 15, 2005 and February 6, 2007, and as further amended on May 4, 2009 (as may be amended, amended and restated, supplemented or otherwise modified, the “Credit Agreement”), among BASIC ENERGY SERVICES, INC., a Delaware corporation (“Borrower”), the Subsidiary Guarantors party thereto, the Lenders, UBS LOAN FINANCE LLC, as swingline lender (in such capacity, “Swingline Lender”) and as a Lender, BANK OF AMERICA, N.A., as syndication agent (in such capacity, “Syndication Agent”), CAPITAL ONE, NATIONAL ASSOCIATION (as successor in interest to Hibernia National Bank), as a documentation agent (in such capacity, a “Documentation Agent”), BNP PARIBAS, as a documentation agent (in such capacity, a “Documentation Agent”), and UBS AG, STAMFORD BRANCH, as issuing bank (in such capacity, “Issuing Bank”), as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties and the Issuing Bank. Capitalized terms used and not defined herein are used with the meanings assigned to such terms in the Credit Agreement.
          Upon execution and delivery of this Confidential Lender Authorization by the parties hereto as provided in Section 11.06 of the Credit Agreement, the undersigned hereby becomes, or continues as, as applicable, a Lender thereunder having the Commitment set forth in Schedule 1 hereto, effective as of the Amendment No. 1 to ARCA Effective Date. The undersigned, by its signature hereto, authorizes the Administrative Agent to execute and deliver the Credit Agreement on its behalf.
          THIS CONFIDENTIAL LENDER AUTHORIZATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          This Confidential Lender Authorization may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Confidential Lender Authorization to be duly executed and delivered by their proper and duly authorized officers as of this ___ day of April, 2009.

[INSERT NAME OF LENDER AND REMOVE BRACKETS], as a Lender
By:
Name:
Title:

Accepted and agreed: UBS AG, STAMFORD BRANCH, as Administrative Agent
By:
Name:
Title:

By:
Name:
Title:

Schedule 1
COMMITMENTS AND NOTICE ADDRESS

1.	Name of Lender: [Notice Address: Attention: Telephone: Facsimile:][1]

2.	[Tranche A] [Tranche B] Revolving Loan Commitment: $

[1]	For new Lenders as of the Fourth Amendment and Restatement Effective Date.

P-4